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                                  EXHIBIT 23.4
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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of The Maxim Group, Inc. on Form S-4 of our report dated May 20, 1994 with respect to the financial statements of Pharr Yarns of Georgia, Inc. for the fiscal year ended March 26, 1994, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

July 17, 1996